Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2009	3/31/2008	% Ch	g
Operating Revenues
Wireless service	$11,646	$10,605		9.8%
Voice	8,506	9,693		-12.2%
Data	6,250	5,972		4.7%
Directory	1,249	1,398		-10.7%
Other	2,920	3,076		-5.1%
Total Operating Revenues	30,571	30,744		-0.6%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,242	11,995		2.1%
Selling, general and administrative	7,706	7,866		-2.0%
Depreciation and amortization	4,886	4,903		-0.3%
Total Operating Expenses	24,834	24,764		0.3%
Operating Income	5,737	5,980		-4.1%
Interest Expense	849	865		-1.8%
Equity in Net Income of Affiliates	137	243		-43.6%
Other Income (Expense) - Net	(15)	91		-
Income Before Income Taxes	5,010	5,449		-8.1%
Income Taxes	1,809	1,930		-6.3%
Net Income	3,201	3,519		-9.0%
Noncontrolling Interest	(75)	(58)		-29.3%
Net Income Attributable to AT&T	$3,126	$3,461		-9.7%

Basic Earnings Per Share	$0.53	$0.58		-8.6%
Weighted Average Common
Shares Outstanding (000,000)	5,896	5,997		-1.7%

Diluted Earnings Per Share	$0.53	$0.57		-7.0%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,896	6,033		-2.3%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2009	3/31/2008	% Ch	g
Segment Operating Revenues
Service	$11,668	$10,645		9.6%
Equipment	1,192	1,180		1.0%
Total Segment Operating Revenues	12,860	11,825		8.8%

Segment Operating Expenses
Operations and Support	8,085	7,389		9.4%
Depreciation and amortization	1,434	1,480		-3.1%
Total Segment Operating Expenses	9,519	8,869		7.3%
Segment Operating Income	3,341	2,956		13.0%
Equity in Net Income of Affiliates	-	2		-
Segment Income	$3,341	$2,958		12.9%

Segment Operating Income Margin	26.0%	25.0%

Wireline
Segment Operating Revenues
Voice	$8,708	$9,919		-12.2%
Data	6,536	6,205		5.3%
Other	1,434	1,500		-4.4%
Total Segment Operating Revenues	16,678	17,624		-5.4%

Segment Operating Expenses
Operations and Support	11,297	11,493		-1.7%
Depreciation and amortization	3,240	3,181		1.9%
Total Segment Operating Expenses	14,537	14,674		-0.9%
Segment Operating Income	2,141	2,950		-27.4%
Equity in Net Income of Affiliates	4	6		-33.3%
Segment Income	$2,145	$2,956		-27.4%

Segment Operating Income Margin	12.8%	16.7%

Advertising Solutions
Segment Operating Revenues	$1,269	$1,417		-10.4%

Segment Operating Expenses
Operations and Support	749	787		-4.8%
Depreciation and amortization	176	212		-17.0%
Total Segment Operating Expenses	925	999		-7.4%
Segment Income	$344	$418		-17.7%

Segment Income Margin	27.1%	29.5%

Other
Segment Operating Revenues	$437	$544		-19.7%
Segment Operating Expenses	526	888		-40.8%
Segment Operating Income (Loss)	(89)	(344)		-74.1%
Equity in Net Income of Affiliates	133	235		-43.4%
Segment Income (Loss)	$44	$(109)		-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	3/31/09	12/31/08
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,812	$1,792
Accounts receivable - net of allowances for
uncollectibles of $1,271 and $1,270	14,965	16,047
Prepaid expenses	1,704	1,538
Deferred income taxes	957	1,014
Other current assets	2,083	2,165
Total current assets	23,521	22,556
Property, Plant and Equipment - Net	98,339	99,088
Goodwill	71,694	71,829
Licenses	47,461	47,306
Customer Lists and Relationships - Net	9,605	10,582
Other Intangible Assets - Net	5,797	5,824
Investments in Equity Affiliates	2,413	2,332
Other Assets	5,528	5,728
Total Assets	$264,358	$265,245

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$10,790	$14,119
Accounts payable and accrued liabilities	17,359	20,032
Advanced billing and customer deposits	4,065	3,849
Accrued taxes	2,399	1,874
Dividends payable	2,419	2,416
Total current liabilities	37,032	42,290
Long-Term Debt	63,560	60,872
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	19,376	19,196
Postemployment benefit obligation	32,032	31,930
Other noncurrent liabilities	14,663	14,207
Total deferred credits and other noncurrent liabilities	66,071	65,333
Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,638	91,728
Retained earnings	37,296	36,591
Treasury shares (at cost)	(21,283)	(21,410)
Noncontrolling interest	404	403
Accumulated other comprehensive income (loss)	(16,855)	(17,057)
Total stockholders' equity	97,695	96,750
Total Liabilities and Stockholders' Equity	$264,358	$265,245

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Three months ended
	March 31,
	2009	2008
Operating Activities
Net income	$3,126	$3,461
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,886	4,903
Undistributed earnings from investments in equity affiliates	(137)	(220)
Provision for uncollectible accounts	509	480
Deferred income tax expense (benefit)	126	569
Net (gain) loss from impairment and sale of investments	82	(46)
Changes in operating assets and liabilities:
Accounts receivable	573	(150)
Other current assets	(108)	159
Accounts payable and accrued liabilities	(1,347)	(4,654)
Stock-based compensation tax benefit	-	(7)
Other - net	205	462
Total adjustments	4,789	1,496
Net Cash Provided by Operating Activities	7,915	4,957

Investing Activities
Construction and capital expenditures
Capital expenditures	(3,173)	(4,178)
Interest during construction	(185)	(70)
Acquisitions, net of cash acquired	-	(3,662)
Dispositions	181	47
Proceeds from sale of securities, net of investments	(10)	131
Sale of other investments	-	-
Other	30	33
Net Cash Used in Investing Activities	(3,157)	(7,699)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(3,909)	5,786
Issuance of long-term debt	5,450	3,972
Repayment of long-term debt	(1,261)	(613)
Purchase of treasury shares	-	(4,071)
Issuance of treasury shares	1	103
Dividends paid	(2,416)	(2,422)
Stock-based compensation tax benefit	-	7
Other	(603)	(27)
Net Cash Used in Financing Activities	(2,738)	2,735
Net increase (decrease) in cash and cash equivalents	2,020	(7)
Cash and cash equivalents beginning of year	1,792	1,970
Cash and Cash Equivalents End of Period	$3,812	$1,963

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2009	3/31/2008	% Ch	g

Wireless
Wireless Customers (000)	78,232	71,367		9.6%
Net Customer Additions (000)	1,223	1,295		-5.6%
M&A Activity, Partitioned Customers and Other Adjs. (000)	-	20
Postpaid Customers (000)	60,957	56,016		8.8%
Net Postpaid Customer Additions (000)	875	705		24.1%
Postpaid Churn	1.2%	1.2%	0 B	P
Licensed POPs (000,000)	306	304		0.7%

In-Region Wireline [1]
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections [2]	26,780	30,316		-11.7%
Retail Consumer Additional Voice Connections [2]	3,189	3,866		-17.5%
Consumer Wired Broadband Connections [3]	13,344	12,547		6.4%
Video Connections: [4]
Satellite Connections	2,205	2,232		-1.2%
U-verse Video Connections	1,329	379
Total Consumer Revenue Connections (000)	46,847	49,340		-5.1%

Net Consumer Revenue Connection Changes (000)	(196)	(98)

Broadband and Video
Total Broadband Connections (000) [5]	16,736	15,419		8.5%
Net Broadband Connection Changes (000) [5]	471	617		-23.7%
Total Video Connections (000) [4]	3,534	2,611		35.4%
Net Video Connection Changes (000) [4]	299	264		13.3%

AT&T Inc.
Construction and capital expenditures
Capital Expenditures	$3,173	$4,178		-24.1%
Interest during construction	$185	$70
Dividends Declared per Share	$0.4100	$0.4000		2.5%
End of Period Common Shares Outstanding (000,000)	5,900	5,939		-0.7%
Debt Ratio [6]	43.2%	39.5%	370 B	P
Total Employees	294,600	310,070		-5.0%

[1]	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
[2]	Includes consumer U-verse Voice over IP connections.
[3]	Wireline consumer broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[4]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[5]	Total broadband connections include DSL lines, U-verse high speed Internet access, satellite broadband and 3G LaptopConnect cards.
[6]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
[7]	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 1Q09, total switched access lines were 53,992, retail business switched access lines totaled 21,364, and wholesale and coin switched access lines totaled 3,053.

Non-GAAP Wireless Reconciliations
Wireless Segment OIBDA
AT&T Inc.
Dollars in Millions
Unaudited
	Three Months Ended
	3/31/2008	6/30/2008	9/30/2008	12/31/2008	3/31/2009

Service Revenues	$10,645	$10,951	$11,273	$11,541	$11,668
Equipment Revenues	1,180	1,082	1,345	1,318	1,192
Total Operating Revenues	11,825	12,033	12,618	12,859	12,860

Operating Expenses
Operations and Support	7,389	7,523	8,838	8,731	8,085
Depreciation and Amortization	1,480	1,446	1,401	1,443	1,434
Total Operating Expenses	8,869	8,969	10,239	10,174	9,519

Operating Income	2,956	3,064	2,379	2,685	3,341

Plus: Depreciation and Amortization	1,480	1,446	1,401	1,443	1,434
OIBDA	4,436	4,510	3,780	4,128	4,775
OIBDA as a % of Service Revenue	41.7%	41.2%	33.5%	35.8%	40.9%

OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from segment operating income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

Non-GAAP Financial Reconciliations
Free Cash Flow
AT&T Inc.
Dollars in Millions
Unaudited
Three Months Ended March 31, 2009

Net cash provided by operating activities	$7,915

Less: Construction and capital expenditures	(3,358)

Free Cash Flow	$4,557

Free cash flow is defined as cash from operations minus capital expenditures. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.